SECTION 240.14a-101 SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c)or Section 240.14a-12
AMERICAN INDEPENDENCE CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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AMERICAN INDEPENDENCE CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 15, 2006

To the Stockholders of
AMERICAN INDEPENDENCE CORP.:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AMERICAN INDEPENDENCE CORP. (the “Company”) will be held on Thursday, June 15, 2006 at 10:00 A.M., EDT, at the offices of Paul, Hastings, Janofsky & Walker LLP, counsel to the Company, Park Avenue Tower, 75 East 55th Street, New York, New York 10022 for the following purposes:

1. To elect six directors of the Company;

2. To vote upon a proposal to ratify the selection of the Company’s independent registered public accounting firm; and

3. To transact such other business as may properly come before the meeting and any adjournment thereof.
      Only stockholders of record at the close of business on April 25, 2006 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.
      Your attention is directed to the Proxy Statement submitted with this notice. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IN THE EVENT A STOCKHOLDER DECIDES TO ATTEND THE MEETING, SUCH STOCKHOLDER MAY REVOKE SUCH PROXY AND VOTE SUCH SHARES IN PERSON. No postage need be affixed to the enclosed envelope if mailed in the United States.

By Order of the Board of Directors

/s/ David T. Kettig

David T. Kettig
Secretary
April 28, 2006

PROXY STATEMENT
PRINCIPAL STOCKHOLDERS
PROPOSAL 1 NOMINEES FOR ELECTION AS DIRECTORS
BOARD OF DIRECTORS AND COMMITTEES AND NOMINATION PROCESS
DIRECTOR COMPENSATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
STOCK OPTION GRANTS IN LAST FISCAL YEAR
REPORT OF AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CORPORATE GOVERNANCE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
OTHER MATTERS

AMERICAN INDEPENDENCE CORP.
485 Madison Avenue, New York, NY 10022
212-355-4141
(Website: http://www.americanindependencecorp.com/)

PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Independence Corp. (the “Company”) of proxies to be used at the Annual Meeting of Stockholders to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, counsel to the Company, Park Avenue Tower, 75 East 55th Street, New York, New York 10022 on June 15, 2006 at 10:00 A.M., EDT. In addition to solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally, by telephone or facsimile. The expenses of all such solicitation, including the cost of preparing, printing and mailing this Proxy Statement, will be borne by the Company. The Company will, upon request, reimburse brokers, banks or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company’s shares. This Proxy Statement, the accompanying form of proxy and the Company’s Annual Report to Stockholders, which contains financial statements for the year ended December 31, 2005, will first be mailed to stockholders of the Company on or about May 5, 2006.
      If the enclosed form of proxy is executed and returned, it will be voted as directed by the stockholder. If no contrary instruction is indicated, shares represented by properly executed proxies in the accompanying form of proxy will be voted by the persons designated in the printed portion thereof (i) FOR the election of the nominees named below to serve as directors for a one-year term and (ii) FOR the ratification of the selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the calendar year 2006. Each director must be elected by the affirmative vote of a plurality of the votes cast at the meeting by the holders of shares of Common Stock represented in person or by proxy. Ratification of the selection of KPMG as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting. The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint KPMG as the Company’s independent registered public accounting firm for the calendar year 2006. The Board of Directors believes, however, that submitting the appointment of KPMG to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm. A proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised at the Annual Meeting of Stockholders, by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder present at the meeting may vote personally on all matters brought before the meeting and, in that event, such stockholder’s proxy will not be used at the meeting by holders of the proxy.
      Only stockholders of record as of the close of business on April 25, 2006 will be entitled to vote at the meeting. On March 31, 2006, the Company had outstanding and entitled to one vote per share 8,451,223 shares of Common Stock, par value $.01 per share (“Common Stock”). An additional 729,472 shares of Common Stock are held in treasury by the Company and are not entitled to vote. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.
      Management does not know of any other matters to be brought before the meeting at this time; however, if any other matters are brought before the meeting, the proxy holder shall vote in his discretion with respect to the matter. In the event a stockholder specifies a different choice on the proxy, such stockholder’s shares will be voted or withheld in accordance with the specifications so made. Should any nominee for director named herein become unable or unwilling to accept nomination or election, it is intended that the persons acting under proxy will vote for the election of such other person as the Board of Directors of the Company may recommend unless the number of directors is reduced by the Board of Directors. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.
PRINCIPAL STOCKHOLDERS
      Listed below are the numbers of shares of Common Stock beneficially owned, as of March 31, 2006, by the holders of more than 5% of the Common Stock of the Company.

	Number of	Percentage of
	Common Stock	Outstanding
	Shares	Shares
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned

Independence Holding Company(1)	4,061,640	48.06%

(1)	Based on filings with the Securities and Exchange Commission supplemented by information provided to the Company in response to a questionnaire. Includes 2,761,154 shares of Common Stock that may be deemed to be beneficially owned by Madison Investors Corp., and 196,053 shares owned by Madison National Life Insurance Company, Inc., both wholly owned subsidiaries of Independence Holding Company (“IHC”). Their business address is 96 Cummings Point Road, Stamford, CT 06902.

      The following table sets forth for each director of the Company, nominee for director, the Chief Executive Officer, the four other most highly compensated executive officers of the Company who were serving as executive officers at the year ended December 31, 2005 (the “Named Officers”), and for all directors, nominees for director and executive officers of the Company as a group, information regarding beneficial ownership of Common Stock as of March 31, 2006.

	Number of	Percentage of
	Common Stock	Outstanding
	Shares	Shares
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned

Named Officers and Directors:
Edward A. Bennett(1)	98,336	1.16%
Edward Netter(2)	—	—
Myron M. Picoult(3)	8,778	*
Ronald I. Simon(4)	67,071	*
Roy T.K. Thung(5)	33,334	*
Martin E. Winter(6)	11,278	*
All directors and executive officers, as a group(7)	306,898	3.63%

(1)	Includes 93,336 shares issuable pursuant to options exercisable within 60 days after March 31, 2006.

(2)	A group consisting of Geneve Holdings, Inc. (“GHI”) and certain of its affiliates are the beneficial owners of 8,155,611 shares of common stock of IHC, which represents 55.23% of IHC’s common stock as of March 31, 2006. Mr. Netter, Chairman and a Director of IHC, is an executive officer and a Director of GHI. Mr. Netter and members of his family control GHI by virtue of his voting interest. Mr. Netter disclaims beneficial ownership as to the shares of the Company’s common stock owned by IHC.

(3)	Includes 7,778 shares issuable pursuant to options exercisable within 60 days after March 31, 2006.

(4)	Includes 34,071 shares issuable pursuant to options exercisable within 60 days after March 31, 2006.

(5)	Includes 33,334 shares issuable pursuant to options exercisable within 60 days after March 31, 2006.

(6)	Includes 7,778 shares issuable pursuant to options exercisable within 60 days after March 31, 2006.

(7)	Includes 73,669 shares issuable pursuant to options granted to five executive officers not named in the table above, all of which options are exercisable within 60 days after March 31, 2006

*	Represents less than 1% of the outstanding Common Stock.
PROPOSAL 1
NOMINEES FOR ELECTION AS DIRECTORS
      Currently, the Company’s Board of Directors has four members (Messrs. Bennett, Picoult, Simon and Winter) who meet the standards for independence set forth in the rules (the “NASDAQ Rules”) applicable to companies listed on the NASDAQ National Market (the “Independent Members”). The remaining directors, Messrs. Netter and Thung, were nominated by IHC pursuant to that certain Stock Agreement, dated as of July 30, 2002, among the Company, IHC and a subsidiary of IHC pursuant to which IHC is entitled to nominate at least two directors. Messrs. Netter and Thung are not independent. Since a majority of the Board of Directors is comprised of Independent Members, the Company meets the independence standards in the NASDAQ Rules.
      Six directors have been nominated for election at the 2006 Annual Meeting of Stockholders. Each is expected to hold office until the next annual meeting of stockholders in 2007 and until such director’s successor shall be elected and qualified. Other than Messrs. Netter and Thung, directors are nominated by the Independent Members. The NASDAQ Rules allow that, in lieu of an independent nominating committee, director nominees may be selected by a majority of a company’s independent directors. Given the relatively small size of the Board of Directors and the Stock Agreement’s requirements, the Company believes that it is not necessary or appropriate to form a separate nominating committee and has elected instead to have the Independent Members fulfill these duties.
      It is intended that shares represented by proxies will be voted for the election of the nominees named below. If, at the time of the meeting, any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director.
      The persons named below have been nominated for election as directors. All of such nominees presently serve as directors of the Company.
      EDWARD A. BENNETT, age 59, has served as a member of the Company’s Board of Directors since January 1998, and Non-Executive Chairman of the Board of Directors since June 2001. From 2000 to 2001, Mr. Bennett was a Partner of (212) Ventures, a venture capital firm dedicated to investing in infrastructure and wireless internet services and technologies. From 1997 until 2002, Mr. Bennett served as President and Chief Executive Officer of Bennett Media Collaborative, a new media, internet and technology consulting company. Mr. Bennett also served as President and Chief Executive Officer of Prodigy Ventures, an internet/ technology investment firm, from June 1996 to June 1997, and as President and Chief Executive Officer of Prodigy Services Corporation, an internet services company, from April 1995 to June 1996. Prior to that, Mr. Bennett spent 15 years at Viacom Inc. in different operating roles. At Viacom Inc., he served as President and Chief Executive Officer at VH-1 Networks from 1989 to 1994, and as Executive Vice President and Chief Operating Officer at Viacom Cable from 1979 to 1989.
      EDWARD NETTER, age 73, has served as a member of the Company’s Board of Directors since July 2002. Mr. Netter has served as Chairman of the Board of Directors and as a Director of IHC since December 1990. Mr. Netter served as Chief Executive Officer of IHC from December 1990 until January 2000. Mr. Netter has served as Chairman of the Board of Directors since February 1978 and as a Director since 1977 of Geneve Corporation (“Geneve”). Since January 1998, Mr. Netter has also served as a Director of The Aristotle Corporation (“Aristotle”), a publicly held company with its principal executive offices in

Stamford, Connecticut, which is a leading manufacturer and global distributor of educational, health and agricultural products.
      MYRON M. PICOULT, age 64, has served as a member of the Company’s Board of Directors since December 2002. Since April 2004, Mr. Picoult has been a self-employed independent insurance consultant. From July 2002 through April 2004, he was an advisor working exclusively for Lazard Freres & Company, an investment bank located in New York, New York, with regard to all facets of the insurance industry. From July 1996 through July 2002, Mr. Picoult was a Senior Advisor at Dresdner Klienwort Wasserstein, an investment bank located in New York, New York. From August 1995 to July 1996, he was a Managing Director and Senior Insurance Analyst for First Manhattan Company, an investment firm located in New York, New York. From June 1979 to June 1995, Mr. Picoult was a Managing Director and Senior Insurance Analyst for Oppenheimer & Company, Inc., an investment bank located in New York, New York. From February 1971 through May 1979, he was a Limited Partner and Senior Insurance Analyst for Bear, Stearns and Company, an investment bank located in New York, New York.
      RONALD I. SIMON, age 67, has served as a member of the Company’s Board of Directors since September 1995, Chairman of the Board of Directors from August 1997 until April 1999, Vice Chairman of the Board of Directors from April 1999 to February 2001, Acting Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer from February 2001 through May 2001, Chairman of the Compensation Committee since January 2003, and a member of the Audit Committee since January 2005. From May 1997 through April 2000, Mr. Simon served as Executive Vice President and Chief Financial Officer of Western Water Company, and as a Director of the company from September 1999 to September 2001. Mr. Simon served as a Director of Collateral Therapeutics Inc., a developer of non-surgical gene therapy procedures for the treatment of cardiovascular diseases, from May 1999 through July 2002, when the company was acquired by Schering, AG. Since January 2006, he has served as a Director of Cardium Therapeutics, a company formed to acquire and further develop the procedures originally developed by Collateral Therapeutics. From August 2001 through June 2002, Mr. Simon served as Chief Financial Officer of Wingcast, Inc., a joint venture of Ford Motor Company and Qualcomm, Inc. From April 2003 through April 2005, he served as Director of BDI Investment Corp., a closely held regulated investment company. From March 2003 through February 2006, when it was acquired by Wachovia Corporation, Mr. Simon served as a Director of WFS Financial, Inc., one of the nation’s largest independent automobile finance companies.
      ROY T.K. THUNG, age 62, has served as a member of the Company’s Board of Directors since July 2002, and, since November 2002, as the Company’s Chief Executive Officer and President. Mr. Thung has served as Chief Executive Officer, President and as a Director of IHC since January 2000. From July 1999 to December 1999, Mr. Thung served as President, Chief Operating Officer and as a Director of IHC. From November 1993 to July 1999, Mr. Thung served as Executive Vice President, Chief Financial Officer, Treasurer and a Director of IHC. From October 1993 to July 1999, Mr. Thung served as Executive Vice President and Chief Financial Officer of Geneve. Since July 1999, Mr. Thung has served as Executive Vice President of Geneve. Since June 2002, Mr. Thung has also served as a Director of Aristotle.
      MARTIN E. WINTER, age 52, has served as a member of the Company’s Board of Directors and Chairman of the Audit Committee since December 2002. In September 2003, Mr. Winter was appointed a Managing Director of Alvarez & Marsal, a global diversified professional services firm, which assists companies to solve problems and unlock value. From 2002 to 2005 Mr. Winter was Chief Executive Officer of Independent Board Advisory Services (“IBAS”), located in New York, New York, which provides clearly defined solutions and objective financial analysis to audit committees and boards of directors of publicly held companies, and was affiliated with Alvarez & Marsal. From 1988 to September, 2002, Mr. Winter was a principal (since 1994), Senior Vice President and Director and served in various capacities, including Chief Financial Officer, with MD Sass Investors Services, Inc. and affiliated companies, a privately held investment management firm with approximately $7 billion of assets under management at September 30, 2002. For more than five years prior to 2000, Mr. Winter served as Secretary and Treasurer of Corporate Renaissance Group, Inc., a publicly traded business development company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.
BOARD OF DIRECTORS AND COMMITTEES AND NOMINATION PROCESS
      The Company’s Board of Directors held four meetings in 2005. Each director standing for re-election attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served. In 2005, the Board of Directors met twice in regularly scheduled executive sessions at which only Independent Members were present. Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors.
Committees of the Board of Directors; Nomination Process
      The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee and the Compensation Committee both consist entirely of non-employee directors who satisfy the independence requirements in the NASDAQ Rules. The Company does not have a standing nominating committee, as explained above.
      Compensation Committee. The principal functions of the Compensation Committee are to review and approve the compensation of the Company’s executive officers, including the Company’s Chief Executive Officer, and to administer the Company’s 1998 Stock Incentive Plan (the “Stock Plan”). Messrs. Simon, Picoult and Winter are the current members of the Compensation Committee. The Compensation Committee met twice during 2005.
      Audit Committee.. The principal functions of the Audit Committee are: (i) to select an independent registered public accounting firm; (ii) to review and approve management’s plan for engaging the Company’s independent registered public accounting firm during the year to perform non-audit services, and consider what effect these services will have on the independence of the Company’s independent registered public accounting firm; (iii) to review the Company’s annual financial statements and other financial reports that require approval by the Board of Directors; (iv) to oversee the integrity of the Company’s financial statements, the Company’s systems of disclosure controls and internal controls over financial reporting and the Company’s compliance with legal and regulatory requirements; (v) to review the scope of the Company’s independent registered public accounting firm’s audit plans and the results of their audit; and (vi) to evaluate the performance of the Company’s internal audit function and independent registered public accounting firm.
      The Audit Committee met thirteen times during 2005, principally in connection with its oversight of management’s assessment of internal controls as required under Section 404 of the Sarbanes-Oxley Act of 2002. The current members of the Audit Committee are Messrs. Bennett, Picoult, Simon and Winter. Each of these individuals meets the independence requirements set forth in the NASDAQ Rules and applicable Securities and Exchange Commission (“SEC”) rules and regulations. The Audit Committee and the Board of Directors have determined that each member of the Audit Committee is financially literate and that Messrs. Winter and Simon qualify as “audit committee financial experts,” as defined by applicable SEC rules.
      Nomination Process. In selecting candidates for nomination to serve on the Board of Directors, the Independent Members begin by determining whether the incumbent directors desire and are qualified to continue their service on the Board of Directors. The Board of Directors is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board of Directors’ ability to work as a collective body. Accordingly, it is the policy of the Independent Members, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Company’s criteria for membership on the Board of Directors, who the Independent Members believe will continue to make important contributions to the Board of Directors and who consent to stand for reelection and, if reelected, to continue their service on the Board of Directors. If there are Board of Directors positions for which the Independent Members will not be re-nominating a qualified incumbent, the Independent Members will solicit recommendations for nominees from persons whom the Independent Members believe are likely to be familiar with qualified candidates, including members of the Board of Directors and senior management. The Independent Members will review and evaluate each candidate whom they believe merits serious consideration, taking into account all available information concerning the candidate, the qualifications for Board of Directors membership established by the Company, the existing composition and mix of talent and expertise on the Board of Directors and other factors that they deem relevant. In conducting their review and evaluation, the Independent Members may solicit the views of management and other members of the Board of Directors and may, if deemed helpful, conduct interviews of proposed candidates.
      By resolution adopted by the Board of Directors, the Company requires that all candidates for director be persons of integrity and sound ethical character, be able to represent all stockholders fairly, have no interests that materially conflict with those of the Company and its stockholders, have demonstrated professional achievement, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing the Company, and have adequate time to devote to service on the Board of Directors. Additionally, the Company requires that (subject to vacancies) a majority of directors be independent as defined under the NASDAQ Rules, that at least three of the directors have the financial literacy necessary for service on the audit committee and at least one of these directors qualify as an “audit committee financial expert,” as defined by applicable SEC rules.
      The Independent Members will consider recommendations for director nominations submitted by stockholders entitled to vote in the election of directors. However, the Independent Members will only consider candidates who satisfy the minimum qualifications for director outlined above. In considering a stockholder recommendation, the Independent Members will take into account, among other factors, the size and duration of the recommending stockholder’s ownership interest in the Company and whether the stockholder intends to continue holding that interest through the annual meeting date. Stockholders should be aware, as discussed above, that it is the general policy of the Company to re-nominate qualified incumbent directors; and that, absent special circumstances, the Independent Members will not consider other candidates when a qualified incumbent consents to stand for re-election. See “Stockholder Proposals” for procedures to forward stockholder nominations to the Independent Members.
DIRECTOR COMPENSATION
      Each Director will be paid $25,500 per year, in addition to $1,000 per Board of Directors meeting attended, plus expenses. The Directors serving on each committee of the Board of Directors will receive an additional $1,000 per committee meeting. The Chairman of the Board of Directors and of each committee of the Board of Directors will receive an additional $2,500 per year. Messrs. Netter and Thung have waived all compensation for their service as directors, including the option grants outlined below.
      Pursuant to the Automatic Option Grant Program under the Company’s Stock Plan, each individual who is first elected or appointed as a non-employee board member at any time on or after the effective date of October 8, 1998 will automatically be granted, on the date of such initial election or appointment, a non-statutory option to purchase 6,667 shares of the Company’s common stock, provided that the individual has not previously been in the employ of the Company (or any parent or subsidiary of the Company). In addition, each such individual will automatically be granted one or more additional non-statutory options for 6,667 shares of common stock, with the first such additional 6,667-share option grant to be made at the annual stockholders meeting which is held in the third calendar year after the calendar year in which he received the initial 6,667-share grant, and each such additional 6,667-share grant to be made at every third annual stockholders meeting held thereafter for so long as such individual continues to serve as a non-employee board member. Each such option will have an exercise price per share equal to 100% of the fair market value per share of the Company’s common stock on the option grant date and a maximum term of ten years measured from the grant date. Each such option will be immediately exercisable for all applicable option shares, and the shares subject to each automatic option grant will vest in six successive equal semi-annual installments upon the optionee’s completion of each six months of board service over the thirty-six month period measured from the option grant date.

EXECUTIVE OFFICERS
      In addition to Mr. Thung, listed above, who also serves as a director of the Company, set forth below are each executive officer’s name, age, all positions and offices held with the Company, principal occupations and business experience during the past five years. Officers are elected by the Board of Directors, each to serve until his or her successor has been qualified and is elected, or until the earliest of his or her resignation, removal from office or death.
TERESA A. HERBERT, age 44
Vice President and Chief Financial Officer
      Since November 2002, Vice President and Chief Financial Officer of the Company; since March 2005, Senior Vice President of IHC; since July 1999, Vice President and Chief Financial Officer of IHC; for more than five years prior to July 1999, Vice President and Controller of IHC; since March 2001, Vice President of Geneve.
DAVID T. KETTIG, age 47
Vice President, Chief Operating Officer and Secretary
      Since November 2002, Vice President, Chief Operating Officer and Secretary of the Company; since November 2002, Vice President, Chief Operating Officer, and Director of Independence American Insurance Company (“Independence American”), a wholly owned subsidiary of the Company; since February 2006, Co-Chief Operating Officer of IHC; since March 2005, Senior Vice President and Chief Legal Officer of IHC; for more than the five years prior to March 2005, Vice President — Legal and Secretary of IHC; for more than five years prior to July 2002, Vice President — Legal and Secretary of Geneve.
GARY J. BALZOFIORE, age 48
Vice President — Finance
      Since May 2005, Vice President of the Company; since November 2002, Vice President, Chief Financial Officer, and Director of Independence American; since January 2002, Chief Financial Officer of Standard Security Life Insurance Company of New York (“Standard Security”), a wholly owned subsidiary of IHC; for more than the past five years, Senior Vice President of Standard Security.
PAUL R. JANERICO, age 39
Vice President — Internal Audit
      Since April 2004, Vice President of the Company and Vice President of IHC; from June 1996 to March 2004, Assistant Vice President of General Reinsurance (“Gen Re”), a reinsurance company with principal offices in Stamford, Connecticut, including more than five years as Global Financial Audit Manager.
BRIAN R. SCHLIER, age 51
Vice President — Taxation
      Since November 2002, Vice President — Taxation of the Company; for more than the past five years, Vice President — Taxation of IHC; since March 2005, Senior Vice President of Geneve; for more than five years prior to March 2005, Director of Taxation of Geneve; since January 2003, Vice President — Taxation of Aristotle.
HENRY SPENCER, age 66
Vice President — Investments
      Since March 2005, Vice President — Investments of the Company, Geneve and IHC; for more than five years prior thereto, Chief Investment Officer of Head Asset Management, an investment advisory affiliate of Head & Co, merchant bankers in the insurance industry, located in New York, New York; for 11 years prior thereto, Senior Vice President — Investments for Guardian Life Insurance Company, located in New York, New York.

EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table sets forth the compensation awarded to, earned by or paid to the Company’s Chief Executive Officer for services rendered in all capacities during the last three fiscal years.

					Long Term Compensation

	Annual Compensation				Awards		Payouts

(a)	(b)	(c)	(d)		(f)	(g)
				(e)	Restricted	Securities	(h)	(i)
				Other Annual	Stock	Underlying	LTIP	All Other
Name and Principal		Salary	Bonus	Compensation	Awards	Options/SARs	Payouts	Compensation
Position	Year	($)	($)	($)	($)	(#)	($)	($)

Roy T.K. Thung	2005	24,900	—	—	—	—	—	—
Chief Executive	2004	27,900	—	—	—	—	—	—
Officer(1)	2003	33,600	—	—	—	—	—	—

(1)	All amounts for Mr. Thung were paid by the Company to IHC pursuant to the terms of a service agreement with IHC — see “Certain Relationships and Related Transactions” below.
STOCK OPTION GRANTS IN LAST FISCAL YEAR
Option Grants in Last Fiscal Year
      There were no grants of stock options to the Company’s executive officers during 2005.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
      The following table sets forth certain information concerning stock options of the Company’s Chief Executive Officer.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Shares		December 31, 2005 (#)		December 31, 2005 ($)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Roy T.K. Thung	-0-	-0-	33,334	—	123,002	—
Equity Compensation Plan Information
      The following table gives information about the Company’s Common Stock that may be issued upon exercise of options under the Company’s existing equity compensation plans as of December 31, 2005.

(c)
	(a)		Number of Securities
	Number of	(b)	Remaining Available
	Securities to	Weighted	for Future Issuance
	Be Issued upon	Average Exercise	Under Equity
	Exercise of	Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding Securities
Plan Category	Options	Options ($)	Reflected in Column (a))

Equity compensation plans approved by security holders	504,167	14.90	4,814,307

REPORT OF AUDIT COMMITTEE
      The Audit Committee of the Board of Directors is comprised of directors who meet the standards for independence set forth in the NASDAQ Rules. The Audit Committee operates under a written charter adopted, and reviewed annually, by the Board of Directors. The Charter, a copy of which is attached to this Proxy Statement as Appendix A, was last revised in April 2003, and was reviewed by the Board of Directors without change in March 2006. The Audit Committee performed a self-evaluation and review of the performance of the Committee and its members, including a review of the Committee’s compliance with the Charter.
      During 2005, management completed further documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and KPMG at regularly scheduled Audit Committee meetings and special meetings for that purpose. At the conclusion of the process, management discussed with the Audit Committee the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also reviewed the Report of Management on Internal Control over Financial Reporting contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 prior to filing such report with the Securities and Exchange Commission (“SEC”), as well as KPMG’s Reports of Independent Registered Public Accounting Firm, included in the Company’s Annual Report on Form 10-K. KPMG’s reports related to the audit of (i) the Company’s consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in 2006.
      The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls, disclosure controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm and with appropriate Company financial and internal audit personnel. The Audit Committee also discussed with the Company’s senior management the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required for certain filings with the SEC.
      The Audit Committee appointed KPMG as the independent registered public accounting firm for the Company after reviewing the firm’s performance and independence from management.
      The Audit Committee reviewed with management and KPMG the Company’s audited financial statements, related disclosures, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, and met separately with both management and KPMG to discuss and review those financial statements, related disclosures and reports prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in conformity with U.S. generally accepted accounting principles. KPMG’s report states the firm’s opinion that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.
      The Audit Committee received from and discussed with KPMG the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This letter relates to that firm’s independence from the Company. The Audit Committee also discussed with KPMG matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees) to the extent applicable. The Audit Committee has in place its procedures to monitor auditor independence, review audit and non-audit services performed by KPMG and discuss with KPMG its independence.
      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements were to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
      Members of the Audit Committee of the Board of Directors:

Edward A. Bennett	Martin E. Winter, Chairman	Myron M. Picoult	Ronald I. Simon

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
      The Compensation Committee of the Board of Directors consists of three directors (Messrs. Picoult, Simon and Winter), all of whom meet the independence requirements set forth in the NASDAQ Rules. In 2005, the Board of Directors approved and adopted the Compensation Committee Charter (available at the Company’s website), and a Cash Bonus Plan for senior management.
      During 2005, no compensation was paid by the Company to the Chief Executive Officer (“CEO”) or other executive officers. All amounts paid by the Company with respect to these individuals were paid to IHC pursuant to the terms of a service agreement — see “Certain Relationships and Related Transactions” below.
      In the event the Compensation Committee were to award cash or stock-based compensation to the CEO, it would review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the CEO’s performance in light of those goals and objectives, and either as a committee or together with the other Independent Members (as directed by the Board) exercise sole authority to determine and approve the CEO’s compensation level based on this evaluation. If the Company were to award cash or stock-based compensation to any other executive officer, management’s recommendations as to the form and level of compensation of such executive officer would be reviewed and approved by the Compensation Committee. The Compensation Committee has not retained a compensation consultant.
      Section 162(m) of the United States Internal Revenue Code of 1986, as amended, may limit the Company’s ability to deduct for United States federal income tax purposes, compensation in excess of $1,000,000 paid to the CEO and other highly-paid executive officer in any one fiscal year. No executive officer of the Company received any such compensation in excess of this limit during 2005.
Members of the Compensation Committee of the Board of Directors:

Myron M. Picoult	Ronald I. Simon, Chairman	Martin E. Winter
PERFORMANCE GRAPH
      Set forth below is a line graph comparing the five year cumulative total return of the Common Stock with that of the NASDAQ Stock Market (US) Index, the NASDAQ Stock Market Insurance Index.
Comparison of Five Year Cumulative Total Return*
Among AMIC, NASDAQ Stock Market (US) Index and NASDAQ Insurance Index

*	Assumes that dividends were reinvested and is based on a $100 investment on September 30, 2000; indices data obtained from Center for Research in Security Price (CRSP)

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Independence American has reinsurance treaties with insurance company subsidiaries of IHC pursuant to which these subsidiaries cede premiums to Independence American. For the year ended December 31, 2005, Independence American assumed premiums of $55,655,000 under these treaties. For the first quarter of 2006, these premiums amounted to $13,674,000. Three of the Company’s subsidiaries earn fees relating to premiums they write on behalf of IHC’s insurance company subsidiaries. These fees amounted to $10,582,000 for 2005 and $2,100,000 for the first quarter 2006.
      The Company and IHC and certain of their respective subsidiaries entered into service agreements pursuant to which one party may charge the other on an hourly or cost basis for services provided by employees of one party to the other. The Company paid IHC $564,000 during 2005 and $139,000 during the first quarter of 2006 under these agreements. See Note 13 of the Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
      The Board of Directors has selected KPMG as the independent registered public accounting firm of the Company for the year 2006. It is anticipated that representatives of KPMG, who also served as the Company’s independent registered public accounting firm for 2005, will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.
      The following table sets forth the aggregate fees billed to the Company and its subsidiaries by KPMG for the fiscal years ended December 31, 2005 and December 31, 2004:

	Year Ended	Year Ended
Category	December 31, 2005	December 31, 2004

Audit Fees(1)	$596,000	$525,000
Tax Fees(2)	—	43,000
Audit-related fees	—	—

Total	$596,000	$568,000

(1)	Fees for services associated with the annual audit (including internal control reporting under Section 404 of the Sarbanes-Oxley Act), and reviews of the Company’s quarterly reports on Form 10-Q.

(2)	Services comprising fees related to preparation of 2003 tax return.
      The Audit Committee has adopted policies and procedures to pre-approve all audit and permitted non-audit services performed by the Company’s independent registered public accounting firm. Applicable SEC rules and regulations permit waiver of the pre-approval requirements for services other than audit, review or attestation services if certain conditions are met. None of the services characterized above as “Audit-related”, “Tax” and “All other” were billed pursuant to these provisions in fiscal 2005 or 2004 without pre-approval.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

CORPORATE GOVERNANCE
      Code of Ethics. The Company has adopted a Code of Ethics which applies to the Company’s President and Chief Operating Officer, Chief Financial Officer, principal accounting officers or controller and other Company employees performing similar functions (the “Code of Ethics”). The Company’s Code of Ethics can be found on the Company’s website. The Board of Directors does not anticipate modifying the Code of Ethics or granting any waivers thereto, but were such a waiver or modification to occur, it would promptly be disclosed on the Company’s website.
      Code of Conduct. The Company has adopted a Corporate Code of Business Conduct and Ethics which applies to all employees, officers and directors of the Company and its subsidiaries and affiliates (the “Code of Conduct”). The Code of Conduct can be found on the Company’s website. The Board of Directors does not anticipate modifying the Code of Conduct or granting any waivers thereto.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file with the SEC and any national securities exchange on which these securities are registered, initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock or other equity securities of the Company. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were timely filed for the fiscal year ended December 31, 2005.
STOCKHOLDER PROPOSALS
      Any proposal (including recommendation of a candidate for election as a director) which a stockholder intends to present at the Annual Meeting of Stockholders to be held in 2007 must be received at the Company’s principal executive office not later than January 5, 2007 in order to be includable in the proxy material for such meeting. Each nominating recommendation must be accompanied by the information concerning the stockholder or group of stockholders making the recommendation, the proposed nominee, any relationships between the recommending stockholder and the proposed nominee and the qualifications of the proposed nominee to serve as director. The recommendation must also be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the nominee to be contacted by the Company if it, in its discretion, decides to do so.
      Any proposal submitted after January 5, 2007 will be considered untimely and will not be allowed to be brought before the Company’s Annual Meeting of Stockholders to be held in 2007 if not received at the Company’s principal executive office on or before March 21, 2007. Stockholders of the Company may communicate with the Board of Directors by following the procedures set out on the Company’s website. For information regarding the Company’s policy on director attendance at annual meetings of stockholders and the number of directors attending last year’s annual meeting, see the Company’s website.
OTHER MATTERS
      As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the meeting. As to any business which would properly come before the meeting, the proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.

By Order of the Board of Directors

/s/ David T. Kettig

DAVID T. KETTIG
Secretary
April 28, 2006

APPENDIX A
Charter Of The Audit Committee Of The Board Of Directors
I.     Organization
      The Committee shall consist of at least three Directors, including a Chairperson, each of whom shall:

A.	meet the applicable independence and experience requirements of the NASDAQ or other relevant listing authority, the federal securities laws (as amended by the Sarbanes-Oxley Act of 2002) and the rules and regulations of the Securities and Exchange Commission (“SEC”);

B.	must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.
      At least one member of the Committee will be qualified as an “audit committee financial expert,” as defined by the rules and regulations of the SEC.
      The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee also shall meet periodically with management and with the independent auditor (without the participation of management) in separate executive sessions. The Committee shall make regular reports to the Board on the Committee’s activities.

II.	Purpose
      The Committee will:

A.	assist the Board of Directors in its oversight of:

•	the integrity of the Company’s financial statements, and disclosure and other internal control processes; and

•	the Company’s compliance with ethics policies, and legal and regulatory requirements;

B.	prepare the report of the Committee required to be included in the Company’s annual proxy statement.

C.	select, retain, compensate, oversee and evaluate the independent auditor; and

D.	provide oversight on the Company’s guidelines and policies with respect to business risk management and any other matters as the Board or the Committee deems appropriate.

III.	Responsibilities
      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to determine that the Company’s financial statements are complete, accurate, and in accordance with accounting principles generally accepted in the United States, or to plan or conduct audits. These are the responsibilities of management or the independent auditor.
      The Committee may amend this Charter from time to time as it deems appropriate.
      A. Relationship with Independent Auditor

1.	Selection and Oversight of Independent Auditor
      The Committee shall have the sole authority and responsibility to retain and terminate the Company’s independent auditor. The independent auditor shall report directly to the Committee. The Committee shall resolve disagreements between management and the independent auditor regarding financial reporting, and communicate to the independent auditor that he/she is ultimately accountable to the Committee. The

Company shall provide appropriate funding, as determined by the Committee, to compensate the independent auditor.
      The Committee shall:

(a)	review and evaluate the lead audit partner of the independent auditor team;

(b)	ensure the rotation of the lead audit partner, and other professional personnel of the independent auditor involved in the audit, as required by law and regulation;

(c)	set clear hiring policies for employees or former employees of the independent auditor, in compliance with SEC and NASDAQ regulations;

(d)	meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit; and

(e)	pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor, subject to applicable de minimis exceptions for non-audit services. The Committee may delegate this authority to a subcommittee of one or more Committee members; provided, however, that such subcommittee decisions subsequently are presented to the full Committee in a timely manner, but in no event later than the next Committee meeting.

2.	Assessment of Independence and Quality of Independent Auditor
      At least annually, the Committee shall obtain and review a formal written report by the independent auditor describing:

(a)	the auditing firm’s internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

(c)	all relationships between the independent auditor and the Company (in order to assess independence). The Committee will engage in an active dialogue with the independent auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the independent auditor, and take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.
      B. Oversight of Financial Disclosure and Internal Controls
      1. The Committee will review and discuss with management and the independent auditor, as appropriate:

(a)	the Company’s annual audited financial statements and quarterly unaudited financial statements, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, the results of each quarterly review and annual audit by the independent auditor, and other matters required to be discussed with the independent auditor by relevant auditing standards, including the quality, not just the acceptability, of the accounting principles and underlying estimates used in the audited financial statements. The Committee also will review and discuss each Form 10-Q and Form 10-K with the Chief Executive Officer, the Chief Financial Officer and the Internal Counsel, prior to filing. The Committee will report to the Board and shareholders whether it recommends to the Board that the most recent year’s audited financial statements be included in the Form 10-K;

(b)	any other SEC filings as the Committee deems appropriate, prior to filing;

(c)	earnings press releases (including the use of pro forma or adjusted non-GAAP information) prior to release;

(d)	financial information and earnings guidance provided to analysts and rating agencies (this discussion may be general, and need not take place prior to each instance in which such information is provided); and

(e)	the integrity of the Company’s accounting and financial reporting processes (both internal and external), including, but not limited to:

(i)	all critical accounting policies and practices (including accounting estimates) to be used by the Company, including all major issues regarding accounting principles and financial statement presentations, and any significant changes in the Company’s selection or application of accounting principles;

(ii)	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments (including use of estimates) made in connection with the preparation of the financial statements, including any required analyses of the effects of alternative GAAP methods on the financial statements;

(iii)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

(iv)	the results of the activities of the Internal Auditor and the independent auditor, including major conclusions, findings and recommendations and related management responses;

(v)	any material written communications between the independent auditor and management, including any management letters or schedules of unadjusted differences; and

(vi)	matters of audit quality and consistency, including required communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues arising during the engagement.

(vii)	management’s assertions concerning the effectiveness of:

(1)	disclosure controls and procedures; and

(2)	internal controls, as of the end of the most recent fiscal year;

(viii)	any disclosures made to the Committee by the Company’s chief executive officer and/or chief financial officer regarding:

(1)	significant deficiencies in the design or operation of internal controls or any material weaknesses therein; and

(2)	any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal controls; and

(ix)	any special audit steps adopted in light of material control deficiencies
      2. The Committee will review and discuss, with the independent auditor, any audit problems or other difficulties encountered by the independent auditor in the course of the audit process, and management’s response, including any:

(a)	restrictions on the scope of the independent auditor’s activities or on access to requested information;

(b)	significant disagreements with management (and management’s responses to such matters);

(c)	accounting adjustments that were noted or proposed by the independent auditor but were passed (as immaterial or otherwise); and

(d)	management or internal control letter issued, or proposed to be issued, by the independent auditor to the Company.

      3. The Committee shall review:

(a)	material litigation involving the Company and litigation involving officers and directors;

(b)	legal, tax and other developments of major significance to the Company;

(c)	the Company’s guidelines and policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor and control such exposures.

(d)	compliance with the law, legal business policies and regulatory requirements;

(e)	the management delegation of authority process; and

(f)	such other matters as the Board or the Committee considers appropriate.

IV.	Compliance and Investigations
      The Committee shall establish procedures, within the timeframe established by SEC rulemaking and NASDAQ regulations, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty. In discharging its oversight role, the Committee is empowered to investigate any matter within the scope of its responsibility, with full access to all books, records, facilities and personnel of the Company. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

V.	Engagement of Experts and Advisors
      The Committee will, as it deems appropriate, engage outside legal, accounting or other advisors, without the need for prior approval by the Board of Directors. The Company shall provide appropriate funding, as determined by the Committee, for payment of applicable fees and expenses of these parties.

VI.	Self-Assessment and Evaluation
      The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
		AMERICAN INDEPENDENCE CORP.	FOR	With- hold	For all Except

ANNUAL MEETING OF STOCKHOLDERS JUNE 15, 2006	1.	To elect six directors (except as instructed below).	☐	☐	☐

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.		Edward A. Bennett, Edward Netter, Myron M. Picoult, Ronald I. Simon, Roy T. K. Thung, Martin E. Winter
     The undersigned stockholder of American Independence Corp. (the “Company”) hereby appoints Teresa A. Herbert and David T. Kettig, and each or either of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 15, 2006 at 10:00 A.M., E.D.T., at the law offices of Paul, Hastings, Janofsky & Walker LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022 and at any adjournment or postponement thereof.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
	2.	To ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2006.	☐	☐	☐
	3.	To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

The shares represented by this proxy card will be voted as directed above. If no direction is given and the proxy card is validly executed, the shares will be voted FOR all listed proposals.

Please be sure to sign and date this Proxy in the box below.	Date
The undersigned hereby ratifies and confirms all that said proxies, agents and attorneys, or any of them or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof.

Stockholder sign above	Co-holder (if any) sign above

+	+

Ã	Detach above card, sign, date and mail in postage paid envelope provided.	Ã
AMERICAN INDEPENDENCE CORP. 485 MADISON AVENUE NEW YORK, NEW YORK 10022
      Please sign the Proxy exactly as your name(s) appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PLEASE DATE, SIGN AND RETURN. YOUR PROMPT ATTENTION WILL BE APPRECIATED.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.